Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2025	Sep. 30, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
2026	$ 51,772
2027	42,074
2028	33,284
2029	20,498
2030	6,674
Thereafter	1,980
Total	$ 156,282	$ 160,729